SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of Report (Date of earliest event reported):  November  10,
2004


              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (904) 396-
5733
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                        November 10, 2004



ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   On November 10, 2004, the Company entered into a Revolving Credit Agreement with Wachovia Bank, National Association, as administrative agent, and the participating lenders (the "Revolving Credit Agreement"). The Revolving Credit Agreement replaces the Company's existing revolving credit agreement dated January 9, 2002.

   The Revolving Credit Agreement establishes a five year revolving credit facility with a maximum facility amount of $37 million, with separate sublimits for swingline loans and standby letters of credit. The revolving credit facility terminates on December 31, 2009. The interest rate and commitment fees vary depending on the consolidated total debt to consolidated total capitalization ratio of the Company. The Revolving Credit Agreement contains certain conditions, affirmative financial covenants and negative covenants.

   A  copy  of  the  Revolving Credit Agreement  is  attached  as
Exhibit 10.1.

Item 2.03 CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION  OR   AN
          OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF  A
          REGISTRANT.

          See Item 1.01

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit  10.1 Revolving Credit Agreement dated November
          10, 2004 with Wachovia Bank, National Association, as administrative agent, and the participating lenders.


                           SIGNATURES

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                PATRIOT  TRANSPORTATION  HOLDING,
INC.


Date:  November 15, 2004        By:  /s/ Ray M. Van Landingham
                                -------------------------------
                                Ray M. Van Landingham
                                Vice   President,   Finance   and
                                Administration and Chief Financial
                                Officer

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                          EXHIBIT INDEX

Exhibit No.

10.1 Revolving  Credit  Agreement dated November  10,  2004  with
     Wachovia   Bank,  National  Association,  as  administrative
     agent, and the participating lenders.



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